Capital Stock	9 Months Ended
Sep. 30, 2021
Share-based Payment Arrangement [Abstract]
Capital Stock	Capital Stock
The authorized capital stock of Teekay as at September 30, 2021 and December 31, 2020 was 25 million shares of preferred stock, with a par value of $1 per share, and 725 million shares of common stock, with a par value of $0.001 per share. As at September 30, 2021, Teekay had no shares of preferred stock issued.

In December 2020, Teekay filed a continuous offering program (or COP) under which Teekay may issue shares of its common stock at market prices up to a maximum aggregate amount of $65.0 million. As of September 30, 2021, no shares of common stock have been issued under this COP.